UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
June 5, 2024
Date of Report (Date of earliest event reported)
UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 960-1010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPLD	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                              ☐

Item 1.01 Entry into a Material Definitive Agreement
As described in Item 5.07 below, on June 5, 2024 at the annual meeting of stockholders (the “Annual Meeting”) of Upland Software, Inc. (the “Company”), the stockholders of the Company approved the 2024 Tax Benefit Preservation Plan, which had previously been approved by the Company’s board of directors (the “Board of Directors”) on April 12, 2024, subject to the approval of the Company’s stockholders. Also on April 12, 2024, the Board of Directors declared, subject to approval by the stockholders of the Company at the Annual Meeting, a dividend of one preferred stock purchase right (a “Right”) for each outstanding share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”). The dividend is payable on June 15, 2024 (the “Record Date”), to the holders of record of shares of Common Stock as of 5:00 P.M., New York City time, on the Record Date. The description and terms of the Rights are set forth in the Tax Benefit Preservation Plan, dated as of June 5, 2024, as the same may be amended from time to time (the “2024 Tax Benefit Preservation Plan”), between the Company and Broadridge Corporate Issuer Solutions, LLC, as Rights Agent.
As described further in the Company’s definitive proxy statement dated April 26, 2024, by adopting the 2024 Tax Benefit Preservation Plan, the Board of Directors is seeking to protect the Company’s ability to use its net operating loss carryforwards (“NOLs”) and other tax attributes to offset potential future income tax liabilities. The Company’s ability to use such NOLs and other tax attributes against future taxable income could be substantially limited or, in the case of the Company’s pre-2018 NOLs, potentially eliminated if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”). Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company.
The material terms of the 2024 Tax Benefit Preservation Plan (which includes, as exhibits thereto the Form of Certificate of Designations, the Form of Rights Certificate and the Summary of Rights to Purchase Preferred Stock) were described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2024. That detailed summary of the 2024 Tax Benefit Preservation Plan and any description contained herein are qualified in their entirety by reference to the full text of the 2024 Tax Benefit Preservation Plan, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, on June 5, 2024, at the Annual Meeting, the Company’s stockholders approved the Upland Software, Inc. 2024 Omnibus Incentive Plan (the “2024 Equity Plan”). On February 21, 2024, our Board of Directors, at the recommendation of the Compensation Committee to the Board of Directors (the “Compensation Committee”), approved the 2024 Equity Plan, subject to approval by our stockholders at the Annual Meeting. The 2024 Equity Plan is effective as of June 5, 2024 (the “Effective Date”) and no further awards will be made under the Upland Software, Inc. 2014 Equity Incentive Plan (the “Prior Plan”) as of the Effective Date.
The 2024 Equity Plan authorizes the issuance of up to 3,200,00 shares of the Company’s Common Stock (subject to adjustment), plus the number of shares that remain available for future grants under the Prior Plan as of the date of the Effective Date, plus any shares covered by awards granted under the Prior Plan if the award (or a portion of such award) is forfeited, is canceled or expires without the issuance of shares. Key employees, officers and directors of the Company and its consultants or advisors are eligible to receive awards under the 2024 Equity Plan. Awards may be granted in any one or a combination of the following forms: incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, or the appreciation in value of, shares of our Common Stock.

The Compensation Committee will generally administer the 2024 Equity Plan and has authority to make awards under the 2024 Equity Plan and to set the terms of the awards. The 2024 Equity Plan may be amended or discontinued at any time by the Board of Directors, subject to the requirement that certain amendments may not be made without shareholder approval. Unless terminated sooner or extended, the 2024 Equity Plan expires June 5, 2034.
The material terms of the 2024 Equity Plan were described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on April 26, 2024. That detailed summary of the 2024 Equity Plan and any description contained herein are qualified in their entirety by reference to the full text of the 2024 Equity Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held June 5, 2024, at the Company’s offices at 401 Congress Avenue, Suite 1850, Austin, Texas 78701. At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the SEC on April 26, 2024. As of April 12, 2024 (the “Annual Meeting Record Date”), the total number of shares entitled to vote was 34,918,891, representing 27,857,845 shares of Common Stock outstanding on the Annual Meeting Record Date, plus 7,061,046 as-converted shares of Common Stock that the holders of the Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), were entitled to vote. Present at the Annual Meeting in person or by proxy were holders of 27,570,764 shares of Common Stock, including the shares of Series A Preferred Stock on an as-converted basis, representing 79% of the eligible votes, constituting a quorum.
The stockholders voted on the following items at the Annual Meeting:
1.To elect two Class I directors to serve on the Company’s board of directors until the Company’s 2027 annual meeting of stockholders, or until a successor is duly elected and qualified;
2.To ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.To approve, on an advisory basis, the compensation of the Company’s named executive officers;
4.To approve the 2024 Equity Plan; and,
5.To approve the 2024 Tax Benefit Preservation Plan.

The stockholders elected two Class I directors to serve on the Company’s board of directors until the Company’s 2027 annual meeting of stockholders, or until a successor is duly elected and qualified. The voting results were as follows.

Director Nominee	For	Withhold	Broker Non-Votes
Steven E. Courter	22,987,472	671,957	3,911,335
Teresa Miles Walsh	21,007,194	2,652,235	3,911,335
The stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting results were as follows.

For	Against	Abstain
27,296,495	253,881	20,388

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows.

For	Against	Abstain	Broker Non-Votes
22,595,978	1,052,998	10,453	3,911,335
The stockholders approved the 2024 Equity Plan. The voting results were as follows.

For	Against	Abstain	Broker Non-Votes
21,811,838	1,824,062	23,529	3,911,335
The stockholders approved the 2024 Tax Benefit Preservation Plan. The voting results were as follows.

For	Against	Abstain	Broker Non-Votes
22,228,613	1,424,974	5,842	3,911,335

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
4.1	Tax Benefit Preservation Plan, dated as June 5, 2024, by and between Upland Software, Inc. and Broadridge Corporate Issuer Solutions, LLC, as rights agent.
10.1	Upland Software, Inc. 2024 Omnibus Incentive Plan.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPLAND SOFTWARE, INC.
Dated: June 5, 2024	/s/ Michael D. Hill
Michael D. Hill
Chief Financial Officer